UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

622 Broadway, New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On December 18, 2007 Take-Two Interactive Software, Inc. (the “Company”) issued a news release reporting the financial results of the Company for its fourth quarter and fiscal year ended October 31, 2007. A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated December 18, 2007 relating to Take-Two Interactive Software, Inc.’s financial results for its fourth quarter and fiscal year ended October 31, 2007.

(all other items in this report are inapplicable)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/Daniel P. Emerson
Daniel P. Emerson
Vice President and Associate General Counsel

Date: December 18, 2007

EXHIBIT INDEX

Exhibit

99.1	Press Release dated December 18, 2007 relating to Take-Two Interactive Software, Inc.’s preliminary financial results for its fourth quarter ended October 31, 2007.